April 23, 2009

DREYFUS STATE MUNICIPAL BOND FUNDS (the “Fund”)

-	Dreyfus Connecticut Fund	-	Dreyfus North Carolina Fund
-	Dreyfus Maryland Fund	-	Dreyfus Ohio Fund
-	Dreyfus Massachusetts Fund	-	Dreyfus Pennsylvania Fund
-	Dreyfus Michigan Fund	-	Dreyfus Virginia Fund
-	Dreyfus Minnesota Fund

Supplement to Prospectus dated September 1, 2008

The following information supersedes and replaces any contrary information contained in the section of the Fund’s prospectus entitled “Management – Investment Adviser”:

Douglas J. Gaylor has been the primary portfolio manager of the Dreyfus Maryland and Dreyfus Pennsylvania Funds since January 1996 and the primary portfolio manager of the Dreyfus Michigan, Dreyfus Minnesota and Dreyfus Ohio Funds since April 2009. Steven Harvey has been an additional portfolio manager of the Dreyfus Pennsylvania Fund since April 2009.

James P. Welch has been the primary portfolio manager of the Dreyfus Connecticut Fund since November 2001 and the primary portfolio manager of the Dreyfus North Carolina and Dreyfus Virginia Funds since October 2008. Mr. Gaylor and Mr. Welch have been co-primary portfolio managers of the Dreyfus Massachusetts Fund since July 2007. Thomas Casey has been an additional portfolio manager of the Dreyfus Massachusetts Fund since April 2009.

Mr. Gaylor and Mr. Welch are portfolio managers for Standish Asset Management Company LLC (“Standish”), an affiliate of Dreyfus, where they have been employed since April 2009. Mr. Gaylor and Mr. Welch each manage a number of other national and state-specific municipal bond funds managed by Dreyfus, where they have been employed since January 1996 and October 2001, respectively.

Mr. Harvey is a senior portfolio manager for tax-sensitive strategies at Standish, where he has been employed since 2000. Mr. Harvey manages tax-sensitive portfolios for institutional, insurance, mutual fund and high net worth clients. Mr. Casey is a senior portfolio manager for tax-sensitive strategies at Standish, where he has been employed since 1993. Mr. Casey manages tax-sensitive portfolios for institutional and high net worth clients. Mr. Harvey and Mr. Casey have also been employed by Dreyfus since April 2009.